SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 30, 1999



                                  FOSSIL, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                      0-19548                  75-2018505
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

2280 N. Greenville Avenue
Richardson, Texas                                                    75082
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (972) 234-2525.


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ITEM 5.           OTHER EVENTS.
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         Ownership of the Common Stock and other securities of Fossil, Inc. (the
"Company") involves certain risks. Holders of the Company's securities and prospective investors should carefully consider the following risk factors in evaluating an investment in the Company's securities.

Effects of Economic Cycles and Retail Industry Conditions

         The Company's business is subject to economic cycles and retail industry conditions. Purchases of discretionary fashion accessories, such as the Company's watches, handbags, sunglasses and other products, tend to decline during recessionary periods, when disposable income is low and consumers are hesitant to use available credit. Any significant declines in general economic conditions or uncertainties regarding future economic prospects that affect consumer spending habits could have a material adverse effect on the Company's business, financial condition and results of operations.

         The Company sells its merchandise primarily to major department stores across the United States and extends credit based on an evaluation of each customer's financial condition, usually without requiring collateral. While in the past few years various retailers, including some of the Company's customers, have experienced financial difficulties, increasing the risk of extending credit to such retailers, the Company's losses due to bad debts have been limited. However, financial difficulties of a customer could cause the Company to curtail business with such customers or require the Company to assume more credit risk relating to such customers' receivables. The Company's inability to collect on its trade accounts receivable relating to such customers could have a material adverse effect on the Company's business and financial condition. In addition, a decision by any such major department store, or other significant customer, to decrease the amount of merchandise purchased from the Company or to cease carrying the Company's products could have a material adverse effect on the Company's financial condition and results of operations.

Fashion Trends

         The Company's success depends upon its ability to anticipate and respond to changing fashion trends and consumer preferences in a timely manner. Although the Company attempts to stay abreast of emerging lifestyle and fashion trends affecting accessories and apparel, any failure by the Company to identify and respond to such trends could adversely affect consumer acceptance of its existing brand names and product lines, which in turn could adversely affect the Company's business, financial condition and results of operations. In this regard, certain companies that have experienced rapid growth in sales of watches and other fashion accessories have failed to sustain growth in sales or have experienced declines in sales due to an inability to respond effectively to changing consumer preferences. If the Company misjudges the market for its products, it may be faced with a significant amount of unsold finished goods inventory. Additionally, the Company has recently expanded and intends to further expand the scope of its product offerings, and there can be no assurance that new products introduced by the Company will achieve consumer acceptance comparable to that of its existing product lines.

Management of Growth

           During  recent  years,   the  Company  has   experienced   rapid  and
substantial growth in sales. However, the Company's business is subject to a number of risks, any one of which could have a material adverse effect on its business, financial condition and results of operations. These risks include the financial difficulties experienced by a number of the retailers to whom the Company sells its products, the uncertainties associated with changing fashion trends and consumer preferences and the Company's dependence on manufacturing sources located in Hong Kong and China. The Company's future operating results will also depend on a number of other factors, including the demand for its products, the level of competition, general economic conditions and other factors beyond the control of the Company. Accordingly, there can be no assurance that the Company's recent growth in sales will continue or that sales will not decline. In view of the recent expansion of its business, the Company is subject to a variety of business risks generally associated with growing companies, as well as risks related to the diversification of its product offerings.





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         A key element of the Company's business strategy is to expand the scope of its product offerings. There can be no assurance that the expansion of the Company's product offerings will be successful or that new products will be profitable or generate sales comparable to those of its existing businesses. Another element of the Company's business strategy is to place increased emphasis on growth in selected international markets. There can be no assurance that the Company's brand names and products will achieve a high degree of consumer acceptance in these markets.

Foreign Manufacturing

         The Company's products are currently manufactured to its specifications by Company-owned subsidiaries with locations in Hong Kong and China and, to a lesser extent, by independent manufacturers in Hong Kong, China, Japan, Italy, Korea and Taiwan. The Company has no long-term contracts with these independent manufacturing sources and competes with other companies for production facilities. All transactions between the Company and its independent manufacturing sources are conducted on the basis of purchase orders. Although the Company believes that it has established close relationships with its principal independent manufacturing sources, the Company's future success will depend upon its ability to maintain close relationships with its current suppliers and to develop long-term relationships with other suppliers that satisfy the Company's requirements for price and production flexibility.

         In addition, because a substantial portion of the Company's watches and certain of its handbags, sunglasses and other products are manufactured in Hong Kong and China, the Company's success will depend to a significant extent upon future economic and social conditions existing in Hong Kong and China. In 1997, China resumed sovereignty over Hong Kong in accordance with the Sino-British Joint Declaration of 1984 (the "Joint Declaration"). Although the Joint Declaration established a framework for the continuation of existing economic and social systems in Hong Kong after 1997, there can be no assurance as to the manner in which such framework will continue to be implemented or whether it will be respected in the future by the Chinese authorities. If the manufacturing sources in Hong Kong and China were disrupted for any reason, the Company believes that it could arrange for the manufacture and shipment of products by alternative sources after a period of time. Because the establishment of new manufacturing relationships involves numerous uncertainties, including those relating to payment terms, costs of manufacturing, adequacy of manufacturing capacity, quality control and timeliness of delivery, the Company is unable to predict whether such relationships would be on terms that the Company regards as satisfactory. Any significant disruption in the Company's relationships with its manufacturing sources located in Hong Kong and China would have a material adverse effect on the Company's business, financial condition and results of operations.

Foreign Currency Fluctuations

         The Company generally purchases its products in U.S. dollars. However, the Company sources a significant amount of its products overseas and, as such, the cost of these products purchased by the Company's subsidiaries may be affected by changes in the value of the relevant currencies. Changes in the currency exchange rates may also affect the relative prices at which the Company and foreign competitors sell their products in the same market. The Company, from time to time, hedges certain exposures to changes in foreign currency exchange rates arising in the ordinary course of business. There can be no assurance that foreign currency fluctuations will not have a material adverse impact on the Company's financial condition and results of operations.

Competition

         There is intense competition in each of the businesses in which the Company competes. The Company's watch business competes with a number of established manufacturers, importers and distributors such as Guess?, Ann Klein II and Swatch. In addition, the Company's leather goods and sunglass businesses compete with a large number of established companies that have significantly greater experience than the Company in designing, developing, marketing and distributing such products. In all its businesses, the Company competes with numerous manufacturers, importers and distributors who have significantly greater financial, distribution, advertising and marketing resources than the Company. The Company's competitors include distributors that import watches and accessories from abroad, domestic companies that have established foreign manufacturing relationships and companies that produce watches and accessories domestically.





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Management and Control Systems; Year 2000 Compliance

         The Company's current expansion plans may place significant strain on the Company's management, working capital, financial and management control systems and staff. The failure to maintain or upgrade financial and management control systems, to recruit additional staff or to respond effectively to difficulties encountered during expansion could have a material adverse effect on the Company's business, financial condition and results of operations. In addition, the computer systems of the Company or its vendors may not adequately address the Year 2000 operational problems. Although the Company has taken steps to ensure that its systems and controls are adequate to address its current needs and is attempting to recruit additional staff, there can be no assurance that the Company's systems and controls or staff will be adequate to sustain future growth.

Fluctuation of Results; Seasonality of Business

         The Company's quarterly results of operations have fluctuated in the past and may continue to fluctuate as a result of a number of factors, including seasonal cycles, the timing of new product introductions, the timing of orders by the Company's customers and the mix of product sales demand. The business of the Company is seasonal by nature. A significant portion of the Company's net sales and operating income are generated during the fourth quarter of its fiscal year, which includes the Christmas season. The amount of net sales and operating income generated during the fourth quarter depends upon the anticipated level of retail sales during the Christmas season, as well as general economic conditions and other factors beyond the Company's control. In addition, the amount of net sales and operating income generated during the first quarter depends in part upon the actual level of retail sales during the Christmas season. There can be no assurance that such factors will not adversely affect the Company's net sales and operating income during the first and fourth quarter of its fiscal year.

Licensing Risks; Risks Associated with a Lack of Operational and Financial Control Over Licensed Businesses

         A portion of the Company's net income is derived from licensing revenue received from its licensing partners. While the Company has significant control over its licensing partners' products and advertising, it relies on its licensing partners for, among other things, operational and financial control over their businesses. The risks associated with the Company's own products apply to its licensed products as well, in addition to any number of possible risks specific to a licensing partner's business, including, for example, risks associated with a particular licensing partner's ability to obtain capital and manage its labor relations. Although certain of the Company's license agreements prohibit licensing partners from entering into licensing arrangements with the Company's competitors, generally the Company's licensing partners are not precluded from offering, under other brands, the types of products covered by their license agreements with the Company. A portion of sales of the Company's products by its domestic licensing partners are also made to the Company's largest customers. In addition, failure by the Company to maintain its existing licensing alliances could adversely affect the Company's financial condition and results of operations. Although the Company believes in most circumstances it could replace existing licensing partners if necessary, its inability to do so for any period of time could adversely affect the Company's revenues both directly from reduced licensing revenue received and indirectly from reduced sales of the Company's other products.

Risks  Associated  with  Changes  in  Social,  Political,   Economic  and  Other
Conditions Affecting Foreign Operations and Sourcing

         The Company's businesses are subject to other risks generally associated with doing business abroad, such as foreign governmental regulation and changes in economic conditions in the countries in which the Company's manufacturing sources are located. The Company cannot predict the effect that such factors will have on its business or its arrangements with foreign manufacturing sources. If any such factors were to render the conduct of business in a particular country undesirable or impracticable, or if the Company's current foreign manufacturing sources were for any other reason to cease doing business with the Company, such a development could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's business is also subject to the risks associated with the imposition of additional United States legislation and regulations relating to imports, including quotas, duties, tariffs or taxes, and other charges or restrictions on imports, which could adversely affect the Company's operations and its ability to import products at current or increased levels. The Company cannot predict whether additional United States customs quotas, duties, tariffs,




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taxes or other charges or  restrictions  will be imposed upon the importation of its products in the future, or what effect such actions would have on its business, financial condition and results of operations.

Control by Principal Stockholders

         Messrs. Tom Kartsotis and Kosta Kartsotis own, directly or indirectly, a significant number of shares of Common Stock of the Company. As a result, they are in a position to significantly control the Company through their ability to determine the outcome of elections of the Company's directors, adopt, amend or repeal the Bylaws and take certain other actions requiring the vote or consent of the stockholders of the Company.

Dependence on Key Personnel

           The Company believes that its future success will depend upon its ability to attract and retain skilled design, marketing and management personnel. Since 1988, the Company has been under the management of Mr. Tom Kartsotis, Chairman of the Board and Chief Executive Officer, and Mr. Kosta
Kartsotis, President and Chief Operating Officer. The future success of the Company will be highly dependent upon the personal efforts of Messrs. Tom Kartsotis and Kosta Kartsotis, and the loss of the services of either of them could have a material adverse effect on the Company. The Company has not entered into employment agreements with Messrs. Tom Kartsotis or Kosta Kartsotis. The Company's other executive officers have substantial experience and expertise in the Company's business and have made significant contributions to its growth and success.

Anti-Takeover Matters

        The Company's Certificate of Incorporation and Bylaws, as well as the General Corporation Law of the State of Delaware (the "DGCL"), contain provisions that may have the effect of discouraging a proposal for a takeover of the Company. These include a provision in the Company's Certificate of Incorporation authorizing the issuance of "blank check" preferred stock and provisions in the Company's Bylaws establishing advance notice procedures with respect to certain stockholder proposals and requiring that action taken to remove a director without cause be approved either by an 80% vote of the Board of Directors or an 80% vote of the stockholders. The Company's Bylaws may be amended by a vote of 80% of the Board of Directors, subject to repeal by a vote of 80% of the stockholders. In addition, Section 203 of the DGCL limits the ability of a Delaware corporation to engage in certain business combinations with interested stockholders.

Potential Volatility of Stock Price

        The Common Stock is quoted on the Nasdaq National Market. The market price of the Common Stock could be subject to significant fluctuations in response to operating results and other factors. In addition, the stock market in recent years has experienced extreme price and volume fluctuations that often have been unrelated or disproportionate to the operating performance of companies. These fluctuations, as well as general economic and market conditions, may adversely affect the market price of the Common Stock. In addition, the absence or discontinuance of the listing of the Common Stock on the Nasdaq National Market could adversely affect the liquidity and price of the Common Stock.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 30, 1999


                     FOSSIL, INC.


                     By:       /s/ T.R. Tunnell
                              --------------------------------------------------
                     Name:    T.R. Tunnell
                     Title:   Senior Vice President, Development and Chief Legal
                              Officer






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